SUBSCRIPTION AGREEMENT


         Agreement made the 28th day of May, 1996, by and between The Care Group, Inc., a Delaware corporation (the "Company"), and Caribou Bridge Fund LLC (the "Purchaser"), an individual or organization residing at or having a principal office at [address], New York.

         1.   Subscription.

         The Purchaser, intending to be legally bound, hereby irrevocably subscribes to purchase from the Company 50,000 shares of the Company's $.001 par value Common Stock (the "Purchased Stock or "Purchased Shares") at a purchase price of $1.00 per share, for a total of $50,000 (the "Purchase Price").

         2. Sale. The Company hereby agrees to issue and sell to the Purchaser the Purchased Stock, which shall be validly issued, fully paid and nonassessable. After the execution hereof and the Company's receipt of the Purchase Price,will properly deliver one or more certificates evidencing the same to the Purchaser as the Purchaser reasonably requests.

         3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchaser as follows:

              (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own, lease, license and use its properties and assets and to carry out its business in which it is engaged as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "10-K") and the other Disclosure Documents (as defined in paragraph 3(f) below), copies of which have been delivered to the Purchaser. The Company is duly qualified to transact the business in which it is engaged as described in the 10-K and is and will be in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

              (b) The Company has all requisite power and authority to (i) execute, deliver and perform its obligation under this Agreement and (ii) to issue and sell the Purchased Stock. All necessary corporate proceedings of the Company have been duly authorized by the Company and, when executed and delivered by the Company, will






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constitute the legal, valid and binding of the Company, enforceable against the Company in accordance with its terms.

              (c) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local foreign or other governmental authority, or any court or other tribunal, or any self-regulatory organization, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the Purchased Stock, except for the consent of NASDAQ (National Association of Securities Dealers Automated Quotation System).

              (d) No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets (including, without limitation, any properties to which the Company holds a license from another party) are subject (the "Material Contracts") is required for the issuance and sale of the Purchased Stock.

              (e) The issuance and sale of the Purchased Stock will not violate or result in a material breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any Material Contract or violate or result in a breach of any term of the articles of incorporation or by-laws of, or conflict with any law, rule, regulation, contract, order, judgment or decree binding upon the Company or to which any of its operations, businesses, properties or assets (including, without limitation, any properties to which the Company holds a license from another party) are subject.

              (f)  This offering is being made by the Company in reliance on section 506 of Regulation D ("Regulation D") promulgated under the Act. The Company has delivered to the Purchaser the following documents with respect to the Company: the 10-K, the Company's Quarterly Report on Form 10-Q and the proxy statement relating to the Company's Annual Stockholders Meeting to be held July 8, 1996.

              (g) The Disclosure Documents do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         4. Representations, Warranties and Agreements of the Purchaser. The Purchaser hereby represents and warrants to, and covenants and agrees with, the Company as follows:






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              (a)  The Purchaser is an "Accredited Investor" as that term is defined in Section (a) of Regulation D. The Purchaser is not affiliated with a member of the National Association of Securities Dealers, Inc.

              (b) The Purchaser is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

              (c) The Purchaser has been advised by the Company that none of the shares of Purchased Stock have been registered under the Act, that the Purchased Stock will be issued on the basis of the statutory exemption provided by Section 4(2) of the Act and Regulation D promulgated thereunder relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by the Purchaser in this Agreement. The Purchaser acknowledges that the Purchaser has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Purchaser agrees that no sale, assignment or transfer, of any of the Purchased Stock shall be valid or effective, and the Company shall not be required to give effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Purchased Stock is registered under the Act, it being understood that the Purchased Stock is not currently registered for sale, or (ii) the Purchased Stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the Purchased Stock, or (iii) such sale, assignment or transfer is otherwise exempt under the Act. The Purchaser further understands that an opinion of counsel reasonably satisfactory to the Company and other documents may be required to transfer the Purchased Stock. The Purchaser acknowledges that the Purchased Stock shall be subject to a stop transfer order and the certificate or certificates evidencing the Purchased Stock shall bear the following legend or a substantially similar legend and other legends as may be required by state blue sky laws:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the Act"), or any state securities laws and neither such securities nor any intrerest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws or (2) the Company receives an opinion of counsel to the holder of such securities, which opinion is reasonably satisfactory to the Company, that such securities may be offered,






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         sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

              (d) The Purchaser will acquire the Purchased Stock for the Purchaser's own account for investment purposes only and not with a view to the resale or distribution thereof or the granting of any participation therein, and has no present intention of reselling or distributing to others any of such interest or granting any participation therein.

              (e) The Purchaser has been given the opportunity to investigate and ask questions regarding the Disclosure Documents and has formed its own opinion regarding its investment in the Purchased Stock.

         5. Registration Rights. Beginning ninety days after the date hereof, the holders of the Common Stock being offered in the Private Placement (collectively, "Private Placement Shares") shall have the right and option, by written notice to the Company of the holders of at least 50,000 Private Placement Shares, to require the Company on one occasion only to include the Private Placement Shares in a registration statement under the Act of Form
S-3, if available, or on Form S-1 if Form S-3 shall not be available (the "Purchaser's Registration Statement"). In connection with the Purchaser's Registration Statement:

              (a) As promptly as practicable after the date of delivery of such written notice, the Company will use all reasonable efforts to include in such registration all the Purchased Shares. It is anticipated that the Purchaser's Registration Statement shall include the Purchased Shares and all or a portion of the other Private Placement Shares being offered to other investors in the Private Placement.

              (b) The Company shall use its reasonable efforts to cause the Purchaser's Registration Statement to become effective as soon as practicable after filing and remain effective (and the prospectus which shall be a part thereof to remain current) for a minimum of nine months. If the Purchaser elects to include his Purchased Shares in the Purchaser's Registration Statement, the Purchaser (i) will, if requested by counsel to the Company, enter into an appropriate agreement, in form satisfactory to counsel to the Company, that he will comply with the prospectus delivery requirements of the Act and the applicable anti-stabilization, manipulation and similar provisions of the Securities Exchange Act of 1934, and (ii) agrees not to effect sales after notice from the Company to suspend sales for such period as reasonably requested by the Company (the "suspension






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period") to permit the Company to correct or update the Purchaser's
Registration Statement or the accompanying prospectus if required by applicable law or regulation (and the Company will use all reasonable efforts to correct or update the Purchaser's Registration Statement as promptly as practicable); provided, however, that the Company agrees to use all reasonable efforts to cause the Purchaser's Registration Statement to remain effective, beyond the nine month period, for an additional period equal to the suspension period.

              (c) The Purchaser shall provide to the Company, for inclusion in the Purchaser's Registration Statement, such information regarding the Purchaser and his intended manner of sale under the Purchaser's Registration Statement as the Company shall reasonably request.

              (d) All costs with respect to the preparation and filing of the registration under federal and state securities laws, and any required filings with the NASD, shall be borne by the Company, except that the Company shall not be responsible for bearing the cost of Purchaser's counsel or any commissions payable by Purchaser upon sale of his Purchased Shares.

              (e) The Purchaser acknowledges and agrees that the Company need not effect a registration statement under this Agreement, if in the written opinion of counsel for the Company, the Purchaser may sell without registration under the Act all the Purchased Shares for which he requested registration under the provisions of the Act and in the manner and in the quantity in which the Purchased Shares were proposed to be sold.

         5. Transferability. Neither this Agreement, nor any interest of the Company or the Purchaser herein, shall be assignable or transferable in whole or in part except by operation of law (and except with respect to the transferability of the Purchased Shares, as set forth herein).

         6.   Miscellaneous.

              (a) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

              (b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing






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and shall be mailed by certified mail, return receipt requested, or by Federal
Express, Express Mail or similar overnight or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt by the party to whom it is to be given:

                   (i)  if to the Company, at
                        The Care Group, Inc.
                        1 Hollow Lane
                        Lake Success, New York 11042; and

                  (ii) if to the Purchaser, to the address se t forth on Exhibit A hereto; or (iii) in either case. tpo such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 6(b). Notice to the estate of any party shall be sufficient if addresssed to the party as provided in this Section 6(b). Any notice of other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party address which shall be deemed given at the time of receipt thereof. Any notice given by other means provided by this Section 6(b) shall be deemed given at the time of receipt thereof.

              (c) This Agreement shall be binding upon and inure to the benefit of the parties thereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the Purchaser.

              (d) The headings of this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

              (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law. Any action arising out of, resulting from or in any way relating to this Agreement or any alleged breach hereof or default hereunder or of the warranties and representations contained herein may be brought in any state or federal court of competent jurisdiction located in the state, county and city of New York.


              The parties have executed this Agreement as of the day and year set forth above.






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                                            The Care Group, Inc.


                                            /s/Ann T. Mittasch
                                            ------------------------------
                                            Ann T. Mittasch, President



                                            THE PURCHASER


                                            /s/ Vicki Barone
                                            ------------------------------
                                            Vicki Barone, Vice President
                                            Caribou Capital Group
                                            Custodian for Administrator
                                            Caribou Bridge Fund LLC